Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neal Allen, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-Q for the period ended November 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Dominovas Energy Corporation.

January 20, 2015

                                /s/ Neal Allen
                                ------------------------------------------------
                                Neal Allen
                                President, Secretary, Treasurer and Director
                                Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Dominovas Energy Corporation and will be retained by Dominovas Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.